Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Safeguard Scientifics, Inc. (“Safeguard”) on Form 10-Q for the three and nine months ended September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peter J. Boni, President and Chief Executive Officer of Safeguard, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, (15 U.S.C. 78m(a)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Safeguard.

SAFEGUARD SCIENTIFICS, INC.

Date: October 26, 2012	/s/ Peter J. Boni
Peter J. Boni
President and Chief Executive Officer